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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  October 18, 1996
              Date of earliest event reported:  October 16, 1996

                               ATLAS CORPORATION
            (Exact name of registrant as specified in its charter)


    DELAWARE                        1-2714                  13-5503312
    (State of                    (Commission              (IRS Employer
    Incorporation)               File Number)           Identification No.)


                      370 SEVENTEENTH STREET, SUITE 3050
                            DENVER, COLORADO 80202
                   (Address of principal executive offices)


                                (303) 825-1200
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         The news release dated October 17, 1996, a copy of which is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATLAS CORPORATION

Date:  October 18, 1996                       By: /s/ Jerome C. Cain
                                                  -----------------------------
                                                  Jerome C. Cain
                                                  Vice President - Finance and
                                                    Secretary





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                                 EXHIBIT INDEX


Exhibit No.  Description                                    Page No.
-----------  -----------                                    --------

1.           News Release dated October 17, 1996               5





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